SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported):  August 28, 2002
                                                          ---------------

                          STRATTEC SECURITY CORPORATION
                          -----------------------------
             (Exact name of registrant as specified in its charter)

                                    Wisconsin
                          -----------------------------
          (State or other jurisdiction of incorporation or organization)

                     0-25150                      39-1804239
                     -------                      ----------
            (Commission File Number)      (I.R.S. Employer I.D. Number)


            3333 West Good Hope Road
                 Milwaukee,  WI                          53209
            ------------------------                     -----
     (Address of Principal Executive Offices)          (Zip Code)

                                 (414) 247-3333
                          -----------------------------
              (Registrant's telephone number; including area code)

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Item  9.  Regulation  FD  Disclosure
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     On August 28, 2002, STRATTEC SECURITY CORPORATION (the "Company") submitted to the Securities and Exchange Commission the certification by its chief executive officer and chief financial officer pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, of the Company's Annual Report on Form 10-K for the year ended June 30, 2002, filed on August 28, 2002.


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
                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                 STRATTEC  SECURITY  CORPORATION
Date:  August  28,  2002
                                             BY   /s/ Patrick J. Hansen
                                               ---------------------------------
                                               Patrick J. Hansen, Vice President
                                                  and Chief Financial Officer

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